Vertex Energy, Inc. 8-K

Exhibit 99.7

Vertex Energy, Inc. Announces Proposed Private Offering of $155 Million Principal Amount at Maturity of Convertible Senior Notes

HOUSTON, TX., October 25, 2021 -- Vertex Energy, Inc. (NASDAQ: VTNR, “Vertex Energy”, “Vertex” or the “Company”), a leading specialty refiner and marketer of high-quality refined products, today announced its intention to offer, subject to market conditions and other factors, $155 million aggregate principal amount at maturity of its convertible senior notes due 2027 (the “notes”) in a private offering (the “offering”) to persons reasonably believed to be qualified institutional buyers and/or to “accredited investors” in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The notes will be senior unsecured obligations of the Company, will be issued at a price equal to 90% of the face amount of each note and will accrue interest payable semiannually in arrears. The notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, provided that until such time as the Company’s stockholders have approved the issuance of more than 19.99% of the Company’s common stock issuable upon conversion of the notes in accordance with the rules of The Nasdaq Capital Market, the Company is required to elect “cash settlement” for all conversion of the notes. The interest rate, initial conversion rate, redemption rights and other terms of the notes will be determined at the time of pricing of the offering.

The Company intends to use approximately (i) $33.7 million of the net proceeds from the offering to fund a portion of the funds payable in connection with the previously disclosed, pending acquisition by Vertex Energy of a refinery located in Mobile, Alabama, (ii) $13.0 million of the net proceeds from the offering for certain engineering services and for the initial payments of purchase orders for long lead-time equipment associated with a capital project designed to modify the Mobile refinery’s hydrocracking unit to produce renewable diesel in advance of the purchase, (iii) $10.9 million of the net proceeds from the offering to repay amounts owed by the Company under its credit facilities with Encina Business Credit, LLC and certain of its affiliates, and (iv) $0.4 million of the net proceeds to repay certain secured equipment leases with certain affiliates of Wells Fargo Bank, National Association. The Company intends to use the remainder of the net proceeds for working capital and other general corporate purposes, which may include debt retirement and organic and inorganic growth initiatives, provided that the Company has no current specific plans for such uses.

The notes and the common stock issuable upon conversion of the notes, if any, have not been and will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of the notes or any shares of common stock potentially issuable upon conversion of the notes and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

ABOUT VERTEX ENERGY

Houston-based Vertex Energy, Inc. (NASDAQ: VTNR) is a specialty refiner of alternative feedstocks and marketer of high-quality refined products. Vertex is one of the largest processors of used motor oil in the U.S., with operations located in Houston and Port Arthur (TX), Marrero (LA) and Heartland (OH). Vertex also co-owns a facility, Myrtle Grove, located on a 41-acre industrial complex along the Gulf Coast in Belle Chasse, LA, with existing hydro-processing and plant infrastructure assets, that include nine million gallons of storage. The Company has built a reputation as a key supplier of Group II+ and Group III Base Oils to the lubricant manufacturing industry throughout North America.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain matters which are not statements of historical fact which constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the proposed terms of the notes, the size of the notes offering, the expected use of the proceeds from the sale, the conditions to closing the note offering, and the Company’s ability to satisfy such closing conditions, the ability of the parties to close the previously announced sale agreement with Safety-Kleen Systems, Inc. (“Safety-Kleen” and the “sale agreement”) on the terms set forth in, and pursuant to the required timing set forth in, the sale agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of Safety-Kleen or the Company (collectively, the “Sale Agreement Parties”) to terminate the sale agreement and the potential break-fee payable in connection therewith; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Sale Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the sale agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the sale agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability to obtain approval by the Company’s shareholders on the expected schedule of the transactions contemplated by the sale agreement; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the sale agreement; the ability of the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the Company following the closing of the sale agreement; the business, economic and political conditions in the markets in which Sale Agreement Parties operate; risks associated with the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of the transaction; outstanding credit facilities, including amounts owed, restrictive covenants, security interests thereon and the Company’s ability to repay such facilities and amounts due thereon when due; the level of competition in the Company’s industry and its ability to compete; the Company’s ability to respond to changes in its industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; the Company’s ability to protect its intellectual property and not infringe on others’ intellectual property; the Company’s ability to scale its business; the Company’s ability to maintain supplier relationships and obtain adequate supplies of feedstocks; the Company’s ability to obtain and retain customers; the Company’s ability to produce its products at competitive rates; the Company’s ability to execute its business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; the Company’s ability to maintain its relationships with KMTEX and Bunker One (USA), Inc.; the impact of competitive services and products; the Company’s ability to integrate acquisitions; the Company’s ability to complete future acquisitions; the Company’s ability to maintain insurance; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making the Company’s operations more costly or restrictive, including IMO 2020; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally; risk of increased regulation of the Company’s operations and products; negative publicity and public opposition to the Company’s operations; disruptions in the infrastructure that Vertex and its partners rely on; an inability to identify attractive acquisition opportunities and successfully negotiate acquisition terms; the Company’s ability to effectively integrate acquired assets, companies, employees or businesses; liabilities associated with acquired companies, assets or businesses; interruptions at the Company’s facilities; unexpected changes in the Company’s anticipated capital expenditures resulting from unforeseen required maintenance, repairs, or upgrades; our ability to acquire and construct new facilities; certain events of default which have occurred under the Company’s debt facilities and previously been waived; prohibitions on borrowing and other covenants of the Company’s debt facilities; the Company’s ability to effectively manage our growth; decreases in global demand for, and the price of, oil, due to COVID-19, state, federal and foreign responses thereto; the Company’s ability to acquire sufficient amounts of used oil feedstock through its collection routes, to produce finished products, and in the absence of such internally collected feedstocks, and the Company’s ability to acquire third-party feedstocks on commercially reasonable terms; risks associated with COVID-19, the global efforts to stop the spread of COVID-19, potential downturns in the U.S. and global economies due to COVID-19 and the efforts to stop the spread of the virus, and COVID-19 in general; the lack of capital available on acceptable terms to finance the Company’s continued growth; risks associated with the Company’s ability to complete the proposed purchase transaction of the Mobile Refinery, as previously disclosed on anticipated terms and timing, if at all, including obtaining regulatory approvals, unforeseen liabilities, future capital expenditures, the ability to recognize synergies, and the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of pending transactions; the expected benefits, output, financial metrics and production of proposed transactions; Vertex’s ability to satisfy closing conditions associated with the previously disclosed Mobile refinery acquisition; the Company’s ability to raise sufficient capital to complete the Mobile refinery acquisition and planned capital projects and the terms of such funding; the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the Mobile refinery acquisition transaction on the terms disclosed, if at all, the right of one or both of Vertex or the counterparty to the Mobile refinery acquisition agreement to terminate the acquisition agreement and the result of such termination, including a termination fee of $10 million payable by Vertex under certain conditions; the outcome of any legal proceedings that may be instituted against any parties or their respective directors in connection with such planned Mobile Refinery acquisition transaction; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the Mobile refinery acquisition on a timely basis or at all, including the risk that regulatory approvals or other consents required for the acquisition are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect Vertex’s Mobile refinery acquisition or the expected benefits of the transaction; difficulties and delays in integrating the Mobile refinery; and the Company’s plans for financing the Mobile refinery acquisition and planned projects.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If Vertex updates one or more forward-looking statements, no inference should be drawn that Vertex will make additional updates with respect to those or other forward-looking statements.

CONTACT

Investor Relations

720.778.2415

IR@vertexenergy.com